SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 20, 1997


                            MISSISSIPPI POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Mississippi               0-6849            64-0205820
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  (State or other jurisdiction    (Commission File  IRS Employer Identification
        of incorporation)            Number)                     No.)


            2992 West Beach, Gulfport, Mississippi                      39501
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           (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code              (601) 864-1211
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                                       N/A
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                      (Former name or former address, if changed since last
report.)



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Item 5.         Other Events.

                On February 20, 1997, Mississippi Power Company (the "Company") and Mississippi Power Capital Trust I (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 1,400,000 7.75% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-20469, 333-20469-01 and 333-20469-02) of the Company and the Trust.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
       (c) Exhibits.

           1 Underwriting Agreement, dated February 20, 1997, among the Company, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1 Subordinated Note Indenture dated as of February 1, 1997, between the Company and Bankers Trust Company, as Trustee.

          4.2 Supplemental Indenture dated as of February 1, 1997, providing for the issuance of the Company's Series A 7.75% Junior Subordinated Notes due February 15, 2037.

          4.5 Amended and Restated Trust Agreement of Mississippi Power Capital Trust I.

          4.6 Form of Preferred Security of Mississippi Power Capital Trust I (included in Exhibit 4.5 above).

          4.7  Form of Series A 7.75% Junior Subordinated  Note (included in
               Exhibit 4.2 above).

          4.8  Guarantee relating to Mississippi Power Capital Trust I.

          4.9 Agreement as to Expenses and Liabilities relating to Mississippi Power Capital Trust I (included in Exhibit 4.5 above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     February 26, 1997             MISSISSIPPI POWER COMPANY


                                              /s/ Wayne Boston
                                       By       Wayne Boston
                                                 Assistant Secretary